Dreyfus
New Jersey Intermediate
Municipal Bond Fund

ANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey
                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus New Jersey Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2000 through March 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Municipal bonds provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market. In fact, the overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 21%, putting it firmly in bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform during the period?

For the 12-month period ended March 31, 2001, the fund produced an 8.35% total return.(1) This compares to a total return of 8.65% for the Lipper Other States
Intermediate    Municipal    Debt    Funds    category    average.(2)

We attribute the fund's total return to a favorable investment environment that was characterized by declining interest rates and robust demand for municipal bonds. However, the fund's performance relative to our peer group was hindered by our conservative approach, including a modestly short average duration, which is a measure of sensitivity to changing interest rates.

What is the fund's investment approach?

The fund's objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual intermediate-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely,
if    we    expect    demand    for
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

When the reporting period began on April 1, 2000, the U.S. economy was growing strongly, leading to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in May. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates at its meetings during the remainder of 2000.

In January 2001, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another 50 basis points at its scheduled meetings at the end of January and in March. Yields of tax-exempt bonds continued to move lower in this new environment.

Part of the bond market's strong performance during the period was the result of surging demand as investors fled a declining stock market. At the same time, issuance of new municipal bonds in New Jersey remained light, causing municipal
bond    yields    to    decline.

In this environment, we gradually lengthened the fund's average duration as opportunities to do so arose. This strategy helped us capture incrementally higher yields, and enabled us to lock in those yields for a longer time. We focused primarily on income-oriented bonds, including those that sell at a modest premium to their face values. While this strategy helped us improve the fund's yield, it limited our ability to fully participate in opportunities for capital appreciation while interest rates fell.


What is the fund's current strategy?

We have maintained our emphasis on generating a competitive level of income. Consistent with our focus on high quality bonds, we have recently become concerned about the potential effects of the state's recent fiscal policies on its creditworthiness. Accordingly, we have recently emphasized greater diversification by complementing our holdings of state-issued general obligation bonds -- which are backed by the state's general taxation authority -- with general obligation and essential services bonds from local issuers. Essential services bonds are backed by the revenues from necessary municipal projects such
as    water    and    sewer    facilities.

We have found such opportunities mainly among bonds rated double-A or better that are issued by local school districts and colleges. In addition, we have emphasized bonds that are at least several years away from being redeemed early by their issuers.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Jersey Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/01

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         6/26/92            8.35%              5.02%             5.71%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND ON 6/26/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/92 IS USED AS THE BEGINNING VALUE ON 6/26/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.8%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--92.6%

Atlantic City Board of Education

  5.50%, 12/1/2008 (Insured; FSA , Guaranteed;

   School Board Reserve Fund)                                                                 1,250,000                1,374,012

Atlantic County Utilities Authority, Sewer Revenue

   5%, 1/15/2009 (Insured; AMBAC)                                                             2,760,000                2,925,020

Bayshore Regional Sewer Authority, Subordinated Sewer Revenue:

   5.10%, 5/1/2004 (Insured; MBIA)                                                            1,110,000                1,160,660

   5.30%, 4/1/2008 (Insured; MBIA)                                                            1,000,000                1,075,530

   5.40%, 4/1/2009 (Insured; MBIA)                                                            1,000,000                1,074,820

Brick Township Municipal Utilities Authority, Water and Sewer

   Revenue 5.10%, 12/1/2009 (Insured; FGIC)                                                   1,500,000                1,587,420

Burlington County:

   5.35%, 9/15/2003                                                                           1,000,000                1,028,290

   5.20%, 10/1/2009                                                                           2,000,000                2,051,300

Camden County Improvement Authority, Revenue

  County Guaranteed Lease:

      5.40%, 12/1/2002                                                                          855,000                  884,215

      5.85%, 10/1/2006 (Insured; MBIA)                                                        1,000,000                1,083,660

Camden County Municipal Utilities Authority,

  County Agreement Sewer Revenue

   5%, 7/15/2009 (Insured; FGIC)                                                              3,200,000                3,355,392

Dover Township 5.90%, 10/15/2002 (Insured; AMBAC)                                             1,640,000                1,705,616

Ewing Township School District

   5.30%, 8/1/2012 (Insured; FGIC)                                                            1,530,000                1,625,197

Freehold Regional High School:

  5.50%, 3/1/2009

      (Insured; FGIC, Guaranteed; School Board Reserve Fund)                                  1,450,000                1,593,753

   5.50%, 3/1/2010

      (Insured; FGIC, Guaranteed; School Board Reserve Fund)                                  2,460,000                2,719,874

Hillside Township:

   6.60%, 2/15/2007 (Insured; MBIA) (Prerefunded 2/15/2002)                                     705,000  (a)             740,335

   6.60%, 2/15/2007 (Insured; MBIA)                                                             295,000                  308,771

City of Hoboken Parking Authority, Parking General Revenue:

   6.10%, 3/1/2002                                                                              375,000                  384,037

   6.20%, 3/1/2003                                                                              395,000                  411,598

Hopewell Valley Regional School District:

   5%, 8/15/2007 (Guaranteed; School Board Reserve Fund)                                      1,000,000                1,063,550

   5%, 8/15/2012 (Guaranteed; School Board Reserve Fund)                                      1,185,000                1,245,127

Hudson County Improvement Authority:

  Facility Lease Revenue (Hudson County Lease Project)

      5.25%, 10/1/2012 (Insured; FGIC)                                                        3,195,000                3,401,589

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Hudson County Improvement Authority (continued):

  Solid Waste System Revenue

      6.75%, 1/1/2003                                                                         2,000,000                2,080,600

Jersey City:

   Public Improvement 5.25%, 9/1/2010 (Insured; MBIA)                                         1,605,000                1,746,047

   Water 5.20%, 10/1/2008 (Insured; AMBAC)                                                    1,565,000                1,683,314

Lacey Municipal Utilities Authority, Water Revenue:

   5.10%, 12/1/2003 (Insured; MBIA)                                                             800,000                  835,744

   5.20%, 12/1/2004 (Insured; MBIA)                                                           1,215,000                1,284,413

Manalapan-Englishtown Regional School
   District Board of Education

   (School Bonds) 5%, 5/1/2004                                                                1,950,000                2,035,683

Mercer County Improvement Authority, Revenue, Township

  Guaranteed (Hamilton Board of Education Lease Project)

   5.70%, 6/1/2002 (Insured; MBIA)                                                              470,000                  481,289

Middlesex County Utilities Authority, Sewer Revenue:

   5%, 9/15/2008 (Insured; FGIC)                                                              1,000,000                1,057,280

   6.25%, 8/15/2010 (Insured; MBIA)                                                           1,500,000                1,691,790

Middletown Township Board of Education

   5%, 8/1/2009 (Insured; FSA)                                                                1,155,000                1,231,496

Monmouth County 5.10%, 10/1/2010                                                              2,600,000                2,749,370

Monmouth County Improvement Authority, Revenue

   (Correctional Facilities) 5%, 8/1/2009                                                     1,500,000                1,579,425

City of Newark Board of Education

   5.875%, 12/15/2006 (Insured; MBIA)                                                         1,755,000                1,913,143

State of New Jersey 5.50%, 8/1/2011                                                           3,100,000                3,419,858

New Jersey Economic Development Authority, Revenue:

  District Heating and Cooling (Trenton-Trigen Project)

      6.10%, 12/1/2004                                                                        2,410,000                2,434,534

   Market Transition Facility Revenue

      7%, 7/1/2004 (Insured; MBIA)                                                            2,275,000                2,511,372

   (Transportation Project Sublease)

      5.25%, 5/1/2011 (Insured; FSA)                                                          2,210,000                2,379,330

   (Trenton Office Complex)

      5.25%, 6/15/2009 (Insured; FSA)                                                         3,900,000                4,211,103

   Waste Paper Recycling (MPMI Inc. Project)

      5.75%, 2/1/2004                                                                         1,605,000                1,593,123

New Jersey Educational Facilities Authority, Revenue:

  College and University:

    (Capital Improvement Fund):

         5%, 9/1/2009                                                                         1,400,000                1,493,520

         5%, 9/1/2013 (Insured; FSA)                                                          1,250,000                1,301,900


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Educational Facilities Authority, Revenue (continued):

  College and University (continued):

    (Institute of Advanced Study)

         6.15%, 7/1/2004 (Prerefunded 7/1/2001)                                                 560,000  (a)             569,884

      (Princeton University):

         5.125%, 7/1/2012                                                                     1,550,000                1,649,712

         5.25%, 7/1/2014                                                                      2,885,000                3,052,676

      (Ramapo College)
         5.15%, 7/1/2004 (Insured; MBIA)                                                      1,010,000                1,059,965

      (Rowan University):

         5.25%, 7/1/2010 (Insured; FGIC)                                                      1,005,000                1,090,365

         5.25%, Series B 7/1/2011 (Insured; FGIC)                                             1,275,000                1,374,144

         5.25%, Series C 7/1/2011 (Insured; FGIC)                                             1,585,000                1,721,690

         5.25%, 7/1/2012 (Insured; FGIC)                                                      1,820,000                1,972,006

      (Saint Peter's College) 5%, 7/1/2008                                                    5,200,000                5,317,000

      (Seton Hall University):

         5.25%, 7/1/2006 (Insured; AMBAC)                                                     2,030,000                2,177,337

         5.25%, 7/1/2009 (Insured; AMBAC)                                                     1,050,000                1,137,192

      (University of Medicine and Dentistry)

         5%, 12/1/2004 (Insured; AMBAC)                                                       4,790,000                5,036,014

   Higher Educational Facilities Trust Fund

      5.125%, 9/1/2006 (Insured; AMBAC)                                                       2,775,000                2,959,760

New Jersey Environmental Infrastructure Trust,

  Waste Water Treatment

   5%, 9/1/2007                                                                               1,820,000                1,938,518

New Jersey Health Care Facilities Financing Authority,

  Health Hospital and Nursing Home Revenue:

    (Burdette Tomlin Memorial Hospital Issue)

         6%, 7/1/2003 (Insured; FGIC)                                                         1,665,000                1,708,673

      (Deborah Heart and Lung Center Issue):

         5.60%, 7/1/2003                                                                      1,710,000                1,714,856

         5.80%, 7/1/2004                                                                        745,000                  741,662

         5.90%, 7/1/2005                                                                        790,000                  786,698

      (Mountainside Hospital)

         5.10%, 7/1/2003 (Insured; MBIA)                                                      1,630,000                1,690,424

      (Rahway Hospital Obligated Group Issue) 5%, 8/1/2008                                    2,000,000                1,667,060

      (Raritan Bay Medical Center Issue) 6.625%, 7/1/2005                                     2,800,000                2,771,636

      (Robert Wood Johnson University Center):

         5%, 7/1/2008 (Insured; MBIA)                                                         1,500,000                1,583,625

         5.375%, 7/1/2013                                                                     2,000,000                2,084,200

      (Saint Joseph's Hospital and Medical Center)

         5.15%, 7/1/2006 (Insured; Connie Lee)                                                2,555,000                2,708,326

      (West Jersey Health System)

         5.45%, 7/1/2002 (Insured; MBIA)                                                      2,160,000                2,220,588

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Highway Authority, Senior Parkway Revenue

  (Garden State Parkway):

      5.70%, 1/1/2002                                                                           500,000                  509,515

      5.90%, 1/1/2004                                                                           500,000                  518,440

New Jersey Housing and Mortgage Finance Agency, Revenue

   Home Buyer 5%, 4/1/2005 (Insured; MBIA)                                                    2,000,000                2,071,800

New Jersey Sports and Exposition Authority,

  Convention Center Luxury Tax

   Revenue 5.75%, 7/1/2002 (Insured; MBIA)                                                    2,000,000                2,061,660

New Jersey Transportation Trust Fund Authority,

  Transportation System:

      5.125%, 6/15/2007 (Insured; AMBAC)                                                      1,870,000                1,993,944

      5.50%, 6/15/2009                                                                        3,225,000                3,537,954

New Jersey Turnpike Authority, Turnpike Revenue

   5.75%, 1/1/2010 (Insured; MBIA)                                                            3,000,000                3,364,290

New Jersey Wastewater Treatment Trust:

   5.90%, 5/1/2003 (Insured; MBIA) (Prerefunded 5/1/2002)                                     1,400,000  (a)           1,468,824

   Loan Revenue:

      6.30%, 7/1/2005                                                                            50,000                   51,364

      6.30%, 7/1/2005 (Prerefunded 7/1/2001)                                                  3,545,000  (a)           3,643,693

North Brunswick Township

   6.30%, 5/15/2006 (Prerefunded 5/15/2002)                                                   1,860,000  (a)           1,954,879

North Hudson Sewer Authority, Sewer Revenue

   5.25%, 8/1/2010 (Insured; FGIC)                                                            3,825,000                4,050,331

North Jersey District Water Supply Commission, Revenue

   (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA)                                    2,795,000                2,870,297

Northeast Monmouth County Regional Sewer Authority,

   Sewer Revenue 5%, 11/1/2010 (Insured; MBIA)                                                2,250,000                2,359,418

Ocean County, General Improvement:

   5.65%, 7/1/2005                                                                            1,600,000                1,727,840

   5%, 9/1/2012                                                                               1,300,000                1,375,946

   5%, 9/1/2013                                                                               1,200,000                1,258,692

Parsippany--Troy Hills Township 6%, 4/1/2004                                                  1,630,000                1,744,964

Passaic County Utilities Authority, SWDR:

   5%, 3/1/2007                                                                               1,300,000                1,351,896

   5%, 3/1/2008                                                                               1,195,000                1,237,315

City of Perth Amboy Board of Education, COP,

  Lease Purchase Agreement

   (FWB Leasecorp, Inc.) 5.60%, 12/15/2002 (Insured; FSA)                                     1,265,000                1,314,133



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Pinelands Regional Board of Education, COP,

  Lease Purchase Agreement

   (A & R Hunt Enterprises, Inc.) 5.70%, 2/15/2003 (Insured; FSA)                               350,000                  364,844

Port Authority of New York and New Jersey

  (Consolidated Board 101st Series)

   5.25%, 9/15/2006 (Insured; MBIA)                                                           1,000,000                1,061,680

Township of Roxbury, Water and Sewer Assessment

   5.05%, 8/1/2004 (Insured; AMBAC)                                                           1,175,000                1,232,387

South Brunswick Township Board of Education

  5.625%, 12/1/2010 (Insured; FGIC , Guaranteed;

   School Board Reserve Fund)                                                                 1,820,000                2,019,982

South Jersey Port Corp., Marine Terminal Revenue:

   5.30%, 1/1/2005                                                                              930,000                  965,870

   5.40%, 1/1/2006                                                                            1,010,000                1,048,723

South Jersey Transportation Authority,

  Transportation System Revenue

   5.50%, 11/1/2002 (Insured; MBIA)                                                           2,000,000                2,069,940

Southern Regional High School District

   5.50%, 9/1/2011 (Insured; MBIA)                                                            1,600,000                1,702,608

Sussex County Municipal Utilities Authority,

  Wastewater Facilities Revenue

   5%, 12/1/2003 (Insured; MBIA)                                                              1,755,000                1,795,523

Trenton 5.125%, 1/15/2013 (Insured; FGIC)                                                     1,000,000                1,051,200

Union County 5.20%, 9/1/2012 (Insured; MBIA)                                                  3,000,000                3,228,870

Warren County Pollution Control Financing Authority,

   Landfill Revenue 5.60%, 12/1/2002                                                          1,765,000                1,721,193

West Deptford Township

   5.20%, 3/1/2011 (Insured; AMBAC)                                                           2,000,000                2,117,840

West Morris Regional High School District

  Board of Education, School

   5.875%, 1/15/2004                                                                            250,000                  265,748

West Windsor-Plainsboro Regional Board of Education, COP,

  Lease Purchase Agreement (Lamington Funding Corp.)

   5.50%, 3/15/2003 (Insured; MBIA)                                                           1,115,000                1,159,522

West Windsor-Plainsboro Regional School District

   4.75%, 9/15/2013 (Insured; FGIC)                                                           2,000,000                2,043,540

Western Monmouth Utilities Authority, Revenue

   5.15%, 2/1/2008 (Insured; AMBAC)                                                           1,000,000                1,058,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Woodbridge Township:

   5.65%, 8/15/2002                                                                           1,320,000                1,361,540

   6.20%, 8/15/2007                                                                           2,000,000                2,119,540

U.S. RELATED--4.2%

Commonwealth of Puerto Rico, Improvement

   5.30%, 7/1/2004 (Insured; MBIA)                                                            5,000,000                5,295,450

Virgin Islands, Subordinated Special Tax

  (Insurance Claims Fund Program/GO Matching Fund)

   5.65%, 10/1/2003 (Prerefunded 10/1/2001)                                                   1,500,000  (a)           1,529,280

Virgin Islands Public Finance Authority, Revenue:

  (Matching Fund Loan Notes)

      7%, 10/1/2002                                                                             250,000                  264,095

   (Senior Lien Fund) 5.50%, 10/1/2008 (Insured; ACA)                                         1,500,000                1,589,040

Virgin Islands Water and Power Authority,

   Water System Revenue 7.20%, 1/1/2002                                                         100,000                  102,865

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $192,573,170)                                                                                               200,884,786
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--4.0%
------------------------------------------------------------------------------------------------------------------------------------

Port Authority of New York and New Jersey, Special

  Obligation Revenue, VRDN

  3.70% (SBPA; Bank of Nova Scotia)

   (cost $8,300,000)                                                                          8,300,000  (b)           8,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $200,873,170)                                                            100.8%              209,184,786

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.8%)              (1,751,566)

NET ASSETS                                                                                       100.0%              207,433,220



Summary of Abbreviations

ACA                 American Capital Access

AMBAC               American Municipal Bond Assurance
                       Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                       Company

FSA                 Financial Security Assurance

MBIA                Municipal Bond Investors Assurance
                       Insurance Corporation

SBPA                Standby Bond Purchase Agreement

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              66.6

AA                               Aa                              AA                                               14.0

A                                A                               A                                                 4.1

BBB                              Baa                             BBB                                               6.8

BB                               Ba                              BB                                                 .8

B                                B                               B                                                  .8

F1                               Mig1                            SP1                                               4.0

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     2.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITY PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           200,873,170   209,184,786

Cash                                                                    536,651

Interest receivable                                                   2,650,673

Receivable for shares of Beneficial Interest subscribed                     100

Prepaid expenses                                                          9,953

                                                                    212,382,163
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           114,140

Payable for investment securities purchased                           4,765,757

Accrued expenses                                                         69,046

                                                                      4,948,943
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      207,433,220
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     202,798,909

Accumulated undistributed investment income--net                         23,714

Accumulated net realized gain (loss) on investments                 (3,701,019)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              8,311,616
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      207,433,220
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 15,008,653

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.82

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended March 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,763,412

EXPENSES:

Management fee--Note 3(a)                                            1,144,864

Shareholder servicing costs--Note 3(b)                                 252,567

Professional fees                                                       39,904

Trustees' fees and expenses--Note 3(c)                                  23,250

Custodian fees                                                          19,734

Prospectus and shareholders' reports                                     9,204

Registration fees                                                        6,011

Loan commitment fees--Note 2                                             1,713

Miscellaneous                                                           21,335

TOTAL EXPENSES                                                       1,518,582

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (29,954)

NET EXPENSES                                                         1,488,628

INVESTMENT INCOME--NET                                               8,274,784
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                323,445

Net unrealized appreciation (depreciation) on investments            6,687,450

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,010,895

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,285,679

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,274,784            8,877,598

Net realized gain (loss) on investments           323,445             (250,638)

Net unrealized appreciation (depreciation)
   on investments                               6,687,450           (8,956,344)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,285,679            (329,384)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (8,251,070)          (8,877,598)

Net realized gain on investments                 (23,439)                --

TOTAL DIVIDENDS                               (8,274,509)          (8,877,598)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  43,834,792          31,359,177

Dividends reinvested                            6,796,226           7,476,960

Cost of shares redeemed                      (38,913,513)         (58,590,997)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           11,717,505          (19,754,860)

TOTAL INCREASE (DECREASE) IN NET ASSETS       18,728,675          (28,961,842)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           188,704,545          217,666,387

END OF PERIOD                                 207,433,220          188,704,545

Undistributed investment income--net               23,714                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,224,401           2,324,426

Shares issued for dividends reinvested            503,389             554,651

Shares redeemed                               (2,882,405)          (4,345,890)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     845,385          (1,466,813)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended March 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.32          13.93          13.83          13.35         13.44

Investment Operations:

Investment income--net                                            .59            .59            .59            .59           .59

Net realized and unrealized

   gain (loss) on investments                                     .49           (.61)           .10            .48          (.08)

Total from Investment Operations                                 1.08           (.02)           .69           1.07           .51

Distributions:

Dividends from investment income--net                            (.58)          (.59)          (.59)          (.59)         (.60)

Dividends from net realized
   gain on investments                                           (.00)(a)         --              --           --            --

Total Distributions                                              (.58)          (.59)          (.59)         (.59)          (.60)

Net asset value, end of period                                  13.82          13.32          13.93          13.83         13.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.35           (.09)          5.04           8.18          3.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .78            .79            .80            .78           .78

Ratio of net investment income
   to average net assets                                         4.34           4.38           4.21           4.34          4.43

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .02            .04            .04            .03            --

Portfolio Turnover Rate                                         16.71          16.95          18.81           6.90         14.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         207,433        188,705        217,666        215,843       216,350

(A)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,496 during the period ended March 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of
its    public   bodies   and   municipalities   may   affect   the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,704,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. If not applied, $992,000 of the carryover expires in fiscal 2003, $2,461,000 expires in fiscal 2004 and $251,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2000 through March 31, 2001, to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $29,954, during the period ended March 31, 2001.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2001, the fund was charged $147,196 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $75,618 pursuant to the transfer agency agreement.

(C)  Each  Board  member also serves as a Board member of other funds within the
Dreyfus   complex   (collectively,   the  "Fund  Group" ). Effective   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares. During the period ended March 31, 2001, redemption fees charged and retained by the fund amounted to $1,162.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $44,765,444 and $30,776,331, respectively.

At March 31, 2001, accumulated net unrealized appreciation on investments was $8,311,616, consisting of $8,706,902 gross unrealized appreciation and $395,286 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus New Jersey Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Intermediate Municipal Bond Fund at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
May 7, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2001 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.



                      For More Information

                        Dreyfus New Jersey Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  751AR0301